UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 14, 2004
(Date of earliest event reported)

BANCWEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-7949	99-0156159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (808) 525-7000

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit
99.1	News Release dated July 14, 2004

Item 12. Results of Operations and Financial Condition.

     On July 14, 2004, BancWest Corporation (the “Company”) issued a financial information release for the quarter ended June 30, 2004. The financial information release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2004

BANCWEST CORPORATION
(Registrant)

	By:	/s/ DOUGLAS C. GRIGSBY

Douglas C. Grigsby
Executive Vice President, Chief Financial Officer and Treasurer